Exhibit 99.1

News Release

Contacts:

MEDIA:	INVESTORS/ANALYSTS:
Greg Gable	Rich Fowler
Charles Schwab	Charles Schwab
Phone: 415-667-0473	Phone: 415-667-1841

THE CHARLES SCHWAB CORPORATION COMMENCES PRIVATE DEBT EXCHANGE OFFER

Offer Encompasses Any and All of its Outstanding 4.950% Senior Notes Due 2014

SAN FRANCISCO, August 1, 2012-The Charles Schwab Corporation (the “Company”) announced today the commencement of an offer to certain eligible holders of its outstanding 4.950% senior notes due 2014 (CUSIP No. 808513AC9) (“Old Notes”) to exchange the Old Notes for new senior notes due 2022 (“New Notes”) and cash (“Exchange Offer”). A summary of certain key terms of the Exchange Offer is attached.

The Exchange Offer is being conducted by the Company upon the terms and subject to the conditions set forth in a confidential offering memorandum, dated August 1, 2012 (“Confidential Offering Memorandum”), and related letter of transmittal. The Exchange Offer is only extended, and copies of the offering documents will only be made available, to a holder of the Old Notes that has certified its status as (1) a “Qualified Institutional Buyer” as defined in Rule 144A under the Securities Act of 1933, as amended (“Securities Act”) or (2) a person outside the United States who is not a “U.S. person” as defined in Regulation S under the Securities Act (each, an “Eligible Holder”).

Exchange Offer Summary Table

							Hypothetical Total Exchange Price[1,2]
CUSIP Number	Title of Security	Principal Amount Outstanding	Reference U.S. Treasury Security for the Old Notes	Bloomberg Reference Page	Fixed Spread (basis points)	Early Participation Payment[1]	Principal Amount New Notes	Hypothetical Total Cash Consideration[2]
808513AC9	4.950% Senior Notes due 2014	$750,000,000	0.25% UST Note due 05/31/2014	BBT4	37.5	$30	$1,000	$76.94

1   To be paid in $1,000 principal amount of New Notes and cash per $1,000 principal amount of Old Notes accepted for exchange by the Company. Hypothetical Total Exchange Price is calculated based on the yield on the Reference U.S. Treasury for the Old Notes as of 11:00 a.m. on July 31, 2012. Hypothetical Total Exchange Price is shown for illustrative purposes only. The actual Total Exchange Price will be determined on the Price Determination Date (as defined herein). The Company makes no representation with respect to the actual consideration that may be paid and such amounts may be greater or less than those shown in the above table depending on the yield on the Reference U.S. Treasury for the Old Notes as of the Price Determination Date.

2   Does not reflect accrued and unpaid interest.

Documents relating to the Exchange Offer will only be distributed to holders of the Old Notes that complete and return a letter of eligibility confirming that they are Eligible Holders. Holders of the Old Notes that desire a copy of the eligibility letter may contact the information agent for the Exchange Offer, Global Bondholder Services Corporation, by calling (866) 488-1500 (toll-free) or (212) 430-3774.

This press release is not an offer to sell or a solicitation of an offer to buy any security. The Exchange Offer is being made solely by the Confidential Offering Memorandum and related letter of transmittal and only to such persons and in such jurisdictions as is permitted under applicable law.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the federal securities laws. These forward-looking statements include statements regarding the Exchange Offer and whether or not the Company will consummate the Exchange Offer. These forward-looking statements are subject to risks and uncertainties, including the risks disclosed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2011.

Certain Key Terms of the Exchange Offer

•

The “Total Exchange Price” will equal the discounted value of the remaining payments of principal and interest through the maturity date of the Old Notes (excluding accrued and unpaid interest to, but not including, the Early Settlement Date (as defined below)), using a yield equal to the sum of (i) the bid-side yield on the 0.25% U.S. Treasury Note due May 31, 2014 on the Price Determination Date and (ii) 0.375% (37.5 basis points). The “Price Determination Date” means 11:00 a.m., New York City time, on August 15, 2012, unless extended by the Company (the “Price Determination Date”).

•

For each $1,000 principal amount of Old Notes validly tendered for exchange and not validly withdrawn on or prior to 5:00 p.m., New York City time, on August 14, 2012, unless extended by the Company (“Early Participation Date”) and accepted by the Company, the Total Exchange Price will be payable in the following forms of consideration:

¡	$1,000 principal amount of New Notes, plus

¡	cash in an amount equal to the Total Exchange Price less $1,000.

•

The New Notes will mature on September 1, 2022 and will bear interest at a rate per annum equal to the sum of (i) the bid-side yield on the 1.75% U.S. Treasury Note due May 15, 2022 on the Price Determination Date and (ii) 1.50% (150 basis points).

•

Eligible Holders who validly tender and who do not validly withdraw their Old Notes on or prior to the Early Participation Date, will receive, on the Early Settlement Date (as defined herein), the Total Exchange Price, which includes the Early Participation Payment of $30 per $1,000 principal amount of Old Notes.

•

Eligible Holders who validly tender their Old Notes after the Early Participation Date but on or prior to the Expiration Date will receive, on the Final Settlement Date (as defined herein), the Total Exchange Price less the Early Participation Payment.

•

Eligible Holders whose Old Notes are accepted for exchange will also receive a cash payment representing accrued and unpaid interest to, but not including, the applicable settlement date. Eligible Holders who receive New Notes in exchange for Old Notes on the Final Settlement Date will receive New Notes that will have an embedded entitlement to interest (“pre-issuance interest”) for the period from, and including, the Early Settlement Date to, but not including, the Final Settlement Date. As a result, the cash payable for accrued interest on the Old Notes exchanged on the Final Settlement Date will be reduced by the amount of pre-issuance interest on the New Notes exchanged therefor.

•	The Exchange Offer will expire at midnight, New York City time, on August 28, 2012, unless extended by the Company (“Expiration Date”).

•

Settlement for Old Notes validly tendered and not validly withdrawn on or prior to the Early Participation Date (as defined below) and accepted by the Company is expected to be August 20, 2012, the fourth business day after the Early Participation Date (“Early Settlement Date”). Settlement for Old Notes validly tendered after the Early Participation Date but on or prior to the Expiration Date and accepted by the Company is expected to be August 29, 2012, the first business day after the Expiration Date (“Final Settlement Date”).

•	Consummation of the Exchange Offer on the Early Settlement Date is subject to certain conditions, including the requirements that (i) a minimum of $250 million aggregate principal amount of Old Notes will have been validly tendered and not validly withdrawn on or prior to the Early Participation Date, and (ii) the yield on the 1.75% U.S. Treasury Note due May 15, 2022 is not more than 3.80% or less than 1.25% on the Price Determination Date. Consummation of the Exchange Offer on the Final Settlement Date is subject to certain conditions, including the requirement that the New Notes issued on the Final Settlement Date will be fungible for U.S. federal income tax purposes with the New Notes issued on the Early Settlement Date (the “Tax Fungibility Condition”). The Company may waive these or other conditions (other than the Tax Fungibility Condition) at its sole discretion.

•

Tenders of Old Notes in the Exchange Offer may be validly withdrawn at any time on or prior to 5:00 p.m., New York City time, on August 14, 2012, unless extended by the Company (the “Withdrawal Date”). Old Notes tendered after the Withdrawal Date may not be withdrawn unless required by law.

•	Subject to applicable law, the Company expressly reserves the right, in its sole discretion, to terminate the Exchange Offer at any time.

•

The New Notes will not be registered under the Securities Act or any state securities laws. Therefore, the New Notes may not be offered or sold in the United States, or to any U.S. persons outside the United States, absent registration or an applicable exemption from the registration requirements of the Securities Act and any applicable state securities laws. The Company will enter into a registration rights agreement with respect to the New Notes.